Financial Risk Management	12 Months Ended
Jun. 30, 2023
Financial Risk Management [Abstract]
Financial risk management

Note 29. Financial risk management

The Group’s activities are subject to several financial risks: market risk (including the exchange rate risk, the interest rate risk and price risk), credit risk and liquidity risk.

The following matters have been considered by Management in determining the appropriateness of the going concern basis of preparation of the accompanying Consolidated Financial Statements.

a)      Credit risk

Credit risk is the risk of financial loss to the Group if the counterparty to a financial instrument fails to meet its contractual obligations. Financial instruments held by the Group that are potentially subject to concentration of credit risk are primarily cash and receivables, the latter held as a result of ValoraSoy Acquisition. Management believes that the credit risk concentrating with respect to cash and amounts receivable is remote.

The following table sets forth details of the age of trade and other receivables:

As at	June 30, 2023	June 30, 2022
To due become
Up to 3 months	$450,728	$—

b)      Liquidity risk

Liquidity risk is the risk that the Group will encounter difficulty in meeting the obligations affiliated with its financial liabilities that are settled by delivering cash or another financial asset. The Group’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Group’s reputation. Given the Group’s financial position as of June 30, 2023, total current financial assets $4,524,972 as compared to total financial liabilities of $11,985,860 management expects that the Group will be able to provide the capital needed to keep the Group liquid and able to fulfill its short-term obligations. Group’s financial position as of June 30, 2022, total current financial assets $1,081,808 as compared to total financial liabilities of $1,227,384, which comprised the SAFE agreement convertible in future Equity.

The Company continuously monitors and reviews its actual and forecasted cash flows and manages liquidity risk by maintaining adequate cash and cash equivalents, by utilizing term loans and by monitoring developments in the capital markets.

The table below analyzes the Company’s financial liabilities into relevant maturity groupings based on the remaining period at the balance sheet to the contractual maturity date.

	Maturity date				Without any established term		Total
	Within 1 year or on demand	Between 1 and 2 years	Between 2 and 5 years	More than 5 years
June 30, 2023
Trade Payables	7,479,614	—	—	—		—	7,479,614
Other liabilities	1,776,438	180,197	—	—			1,956,635
Financial debts	2,578,100	72,831	108,638	—		—	2,759,569
Subtotal	$11,834,152	$253,028	$108,638	$—		$—	$12,195,818

Warrant	887,689	—	—	—		—	887,689
Subtotal	$887,689	$—	$—	$—		$—	$887,689
Total	$12,721,841	$253,028	$108,638	$—		$—	$13,083,507

June 30, 2022
Trade Payables	1,226,213	—	—	—		—	1,226,213
Other liabilities	1,171	—	—	—		—	1,171
Simply Agreement for Future Equity (“SAFE”)	2,860,000	—	—	—		—	2,860,000
Subtotal	$4,087,384	$—	$—	$—		$—	$4,087,384
Total	$4,087,384	$—	$—	$—	$		$4,087,384

c)      Market risk

Market risk is the risk that changes in market prices — e.g. foreign exchange rates, interest rates and equity prices — will affect the Group’s income or the value of its holdings of financial instruments including commodity prices and foreign currency exchange rates. The objective of market risk management is to manage and control market risk exposures within acceptable parameters, while optimizing the return.

Commodity risk

In the normal course of its business, the Company is exposed to risk resulting from fluctuations in the market prices of commodities. The Company does not engage in transactional hedging of its commodity price risk.

Foreign currency exchange risk

The Company is exposed to foreign exchange risk as a result of transactions being conducted in currencies other than the functional currency of each of the Company and its subsidiaries.

The Company has not entered into transactions that seek to hedge or mitigate its exposure to exchange rate fluctuations.

The carrying amounts of the Group’s foreign currency denominated monetary assets and monetary liabilities at the reporting date are as follows:

	Assets		Liabilities
Currency	2023	2022	2023	2022
Argentine pesos	765,690	—	50,073	—
U.S. Dollar	368,186	—	2,227,751	—
Pound sterling	22,062	8,025	—	—

The following table details sensitivity to a 10% increase and decrease in the functional currency of each of the companies against the relevant foreign currencies. The sensitivity analysis includes only the outstanding monetary items denominated in foreign currency and adjusts its conversion at the end of the period for a 10% change in exchange rates.

	(+10%) Impact to profit or loss before tax		(-10%) Impact to profit or loss before tax
	Assets		Liabilities
Currency	2023	2022	2023	2022
Argentine pesos	76,569	—	(5,007)	—
U.S. Dollar	36,819	—	(222,775)	—
Pound sterling	2,206	803	—	—

d)      Fair value risk

Fair value and carrying value of financial instruments:

The following represents the carrying value and fair value of the Company’s financial instruments and non-financial derivatives:

Recurring measurements	Note	As of June 30, 2023	As of June 30, 2022
Financial Assets
Amortized costs
Cash and cash equivalents	(i)	2,064,079	1,081,808
Trade and other receivables	(i)	10,454,301	2,061

Fair value through profit or loss
Cash and cash equivalents	(ii)	463,594	—
Short-term investments	(ii)	306,034	—
Total financial assets		$13,288,008	$1,083,869

Financial Liabilities
Amortized costs
Trade and other payables	(i)	9,340,571	1,227,384
Financial debt	(i)	2,645,289	—
Fair value through profit or loss
Simply Agreement for Future Equity (“SAFE”)		—	2,860,000
Warrant liabilities	(ii)	887,689	—
Total financial liabilities		$12,873,549	$4,087,384
Net financial asset /(liability)		$414,459	$(3,003,515)

(i)      Cash, short-term investments, trade and other receivables, prepayments, trade and other payables, and loans payable are recorded at carrying value, which approximates fair value due to their short-term nature and generally negligible credit losses.

(ii)     Fair value of short-term investment and warrants has been determined using the quoted market price at the year end (level 1).

e) Interest rate risk

The Group’s financing costs may be affected by interest rate volatility. Borrowings under the Group’s interest rate management policy may be fixed or floating rate. The Group maintains adequate committed borrowing facilities and holds most of its financial assets primarily in cash or short-term investments that are readily convertible into known amounts of cash.

The Group’s interest rate risk arises from long-term borrowings. Borrowings issued at floating rates expose the Group to cash flow interest rate risk. Borrowings issued at fixed rates expose the Group to fair value interest rate risk. The Group has not entered into derivative contracts to hedge this exposure.

Fixed-rate instruments	As of June 30, 2023	As of June 30, 2022	As of June 30, 2021
Current financial liabilities	(2,546,243)	—	—
Non-current financial liabilities	(99,046)	—	—

Holding all other variables constant, including levels of our external indebtedness, as of June 30, 2023 a 10% increase/(decrease) in interest rates would increase/(decrease) interest payable by 11,428/(11,428).